UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2015

Aerie Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36152	20-3109565
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

135 US Highway 206, Suite 15 Bedminster, New Jersey 07921

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (908) 470-4320

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Current Report on Form 8-K is being filed with the U.S. Securities and Exchange Commission to file new forms of incentive stock option agreement (together, the “ISO Agreements”) and a form of restricted stock agreement (the “Restricted Stock Agreement”) which will be used in connection with any future grants to named executive officers of Aerie Pharmaceuticals, Inc. (the “Company”) under the Aerie Pharmaceuticals, Inc. Omnibus Incentive Plan (the “Plan”).

The ISO Agreement that will be used in connection with any new hires (included as Exhibit 10.1 to this Current Report on Form 8-K) provides that 25% of the shares of common stock of the Company (“Common Stock”) subject to the option will vest on the first anniversary of the date of grant, and thereafter ratably on each monthly anniversary of the date of grant such that the option will be fully vested on the fourth anniversary of the date of grant. In the event the grantee’s employment with the Company is terminated for any reason, any unvested portion of the option shall be forfeited as of such date; provided, however, that in the event the grantee’s employment is terminated due to death or disability prior to the first anniversary of the date of grant, the option will become vested as of the date of termination with the respect to the number of shares of Common Stock that would have become vested on the first anniversary of the date of grant multiplied by a fraction, the numerator of which is the total number of whole calendar months the grantee remained employed by the Company following the date of grant and the denominator of which is the 12.

The ISO Agreement that will be used in connection with grants to current employees (included as Exhibit 10.2 to this Current Report on Form 8-K) provides that the shares of Common Stock subject to the option will vest ratably on each monthly anniversary of the date of grant such that the option will be fully vested on the fourth anniversary of the date of grant. In the event the grantee’s employment with the Company is terminated for any reason, any unvested portion of the option shall be forfeited as of the date of termination.

Both ISO Agreements provide that in the event the grantee’s employment is terminated without cause in connection with or within the one-year period following a Change in Control (as defined in the Plan), the option shall become fully (100%) vested as of the date of termination. If the grantee’s employment terminates for any reason except death or disability or by the Company for cause, the option, to the extent exercisable by the grantee on the date of termination, may be exercised by the grantee until the earlier of (i) three (3) months after the date on which the grantee’s employment terminated or (ii) the option termination date. Notwithstanding the foregoing, if the grantee’s employment with the Company is terminated for cause, the option may not be exercised after the date on which the grantee’s employment terminated. If the grantee’s employment with the Company is terminated because of the death or disability of the grantee, the option, to the extent exercisable by the grantee on the date on which the grantee’s employment terminated, may be exercised by the grantee (or the grantee’s legal representative) until the earlier of (i) the expiration of twelve (12) months from the date the grantee’s employment terminated or (ii) the option termination date. The grantee’s employment shall be deemed to have terminated on account of death if the grantee dies within three (3) months after the grantee’s termination (other than with respect to a termination for cause).

The Restricted Stock Agreement (included as Exhibit 10.3 to this Current Report on Form 8-K) provides that an award of restricted stock shall vest and the transfer restrictions thereon shall lapse as to 25% of the shares of restricted stock on each anniversary of the vesting commencement date specified in the award agreement such that the award will be fully vested on the fourth anniversary of the vesting commencement date. In the event the grantee’s employment terminates, the grantee shall forfeit all shares of restricted stock that have not yet become vested; provided, however, that in the event the grantee’s employment is terminated (i) without cause or due to death or disability, the transfer restrictions shall lapse and the shares of restricted stock shall vest as to the number of shares of restricted stock that would have vested on the vesting date next following the date of termination (had the grantee’s employment not been terminated), multiplied by a fraction, the numerator of which is the total number of whole calendar months the grantee remained employed by the Company following the vesting date immediately preceding the date of termination and the denominator of which is twelve (12) or (ii) without cause in connection with or within the one-year period following a Change in Control, the transfer restrictions shall lapse and the shares of restricted stock shall vest with respect to all of the shares of restricted stock that are not vested as of the date of termination. Upon the issuance of the shares of restricted stock, the grantee shall be, unless and until such shares of restricted stock are forfeited, entitled to all rights of a common shareholder of the Company, including, without limitation, the right to receive all dividends or other distributions paid or made with respect thereto; provided, however, that any entitlement to or payment of dividends or distributions declared or paid on the shares of restricted stock shall be deferred until such date the shares of restricted stock in respect of which such dividends or distributions were made vest.

The foregoing descriptions of the ISO Agreements and Restricted Stock Agreement are qualified in their entirety by reference to the full texts of the agreements, which are included as Exhibit 10.1, Exhibit 10.2 and 10.3 to this Current Report on Form 8-K and are hereby incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

10.1	Form of Aerie Pharmaceuticals, Inc. Incentive Stock Option Agreement (Cliff Vesting).

10.2	Form of Aerie Pharmaceuticals, Inc. Incentive Stock Option Agreement (Monthly Vesting).

10.3	Form of Aerie Pharmaceuticals, Inc. Restricted Stock Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AERIE PHARMACEUTICALS, INC.

Date: February 23, 2015	By:	/s/ Richard J. Rubino
Richard J. Rubino
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Form of Aerie Pharmaceuticals, Inc. Incentive Stock Option Agreement (Cliff Vesting).

10.2	Form of Aerie Pharmaceuticals, Inc. Incentive Stock Option Agreement (Monthly Vesting).

10.3	Form of Aerie Pharmaceuticals, Inc. Restricted Stock Agreement.